UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020.

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Oyster Point Boulevard
South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Five Prime Therapeutics, Inc. (“Five Prime”) held its annual meeting of stockholders (the “Annual Meeting”) on May 14, 2020. The final results for each of the proposals submitted to a vote of Five Prime’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in Five Prime’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2020 (the “Proxy Statement”).

Proposal 1: Five Prime’s stockholders elected all the nominees for director to serve a three-year term until Five Prime’s 2023 annual meeting of stockholders, or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld*	Broker Non-Votes
Kapil Dhingra, M.B.B.S.	15,511,436	7,950,755	5,973,930
Garry Nicholson	15,356,950	8,105,241	5,973,930
Carol Schafer	13,259,813	10,202,378	5,973,930

*	Includes 7,545,389 shares held by entities affiliated with BVF Partners L.P. (“BVF”). BVF abstained from voting its shares on Proposal 1; however, the abstention was recorded as a withheld vote for tabulation purposes. BVF has confirmed that its vote was not intended to be captured as a withheld vote and that BVF is supportive of Five Prime and the nominees.

Proposal 2: Five Prime’s stockholders approved, on an advisory basis, the compensation paid to Five Prime’s named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain*	Broker Non-Votes
12,985,749	2,870,720	7,605,723	5,973,929

*	Includes 7,545,389 shares held by entities affiliated with BVF. BVF abstained from voting its shares on Proposal 2. BVF has confirmed that such vote was not as a result of any disagreement with the compensation paid to Five Prime’s named executive officers.

Proposal 3: Five Prime’s stockholders ratified the appointment of Ernst & Young LLP as Five Prime’s independent registered public accounting firm for the fiscal year ending December 31, 2020 by the votes set forth in the table below:

For	Against	Abstain*
21,519,959	351,353	7,564,809

*	Includes 7,545,389 shares held by entities affiliated with BVF. BVF abstained from voting its shares on Proposal 3. BVF has confirmed that such vote was not as a result of any dissatisfaction or disagreement with the appointment of Ernst & Young LLP as Five Prime’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: May 20, 2020